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                        TLC VISION LASER EYE CENTERS INC.
                            FORM 10-K - EXHIBIT 21.1
                         LIST OF TLC VISION SUBSIDIARIES
                               AS AT JUNE 1, 2001



  NAME OF ENTITY                                                                          STATE OF FORMATION
  20/20 Laser Centers, Inc.                                                               DE
  Aspen HealthCare Inc.                                                                   CO
  eyeVantage.com, Inc.                                                                    DE
  Laser Eye Care of California, LLC                                                       DE
  Ontario Laser Center, LLC                                                               CA
  The Vision Source, Inc.                                                                 TX
  TLC Capital Corporation                                                                 DE
  TLC Continuing Education Foundation                                                     OK
  TLC Laser Eye Centers (ATAC) LLC                                                        DE
  TLC Laser Center of Detroit L.L.C.                                                      MI
  TLC Laser Eye Centers (Hungary) Ltd.                                                    Hungary(1)
  TLC Laser Center of Kalamazoo L.L.C.                                                    MI
  TLC Laser Center of Lansing L.L.C.                                                      MI
  TLC Laser Eye Centers (Piedmont/Atlanta) LLC                                            SC
  TLC Laser Eye Centers (Refractive I) Inc.                                               DE
  TLC Laser Eye Care of Torrance, LLC                                                     DE
  TLC Managed Care Inc.                                                                   DE
  TLC Management Services Inc.                                                            DE
  TLC Michigan LLC                                                                        MI
  TLC Midwest Eye Laser Center, Inc.                                                      IL
  TLC Northwest Eye, Inc.                                                                 WA
  TLC Oklahoma Doctors L.L.C.                                                             OK
  TLC The Laser Center (Annapolis) Inc.                                                   MD
  TLC The Laser Center (Baltimore) Inc.                                                   MD
  TLC The Laser Center (Baltimore Management) LLC                                         MD
  TLC  The Laser Center (Brooklyn) Inc.                                                   NY
  TLC The Laser Center (Carolina) Inc.                                                    NC
  TLC The Laser Center (Connecticut) L.L.C.                                               CT
  TLC TLC Vision (USA) Corporation                                                        DE
  TLC The Laser Center (Green Bay/Milwaukee) LLC                                          WI
  TLC The Laser Center (Indiana) Inc.                                                     IN
  TLC The Laser Eye Center (Indiana) LLC                                                  IN

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(1)    TLC Laser Eye Centers (Hungary) Ltd. is a special purpose subsidiary used by the Company for financial planning purposes.
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

  TLC The Laser Center (Institute) Inc.                                                   DE
  TLC The Laser Center (Moncton) Inc.                                                     ON
  TLC The Laser Center (Northeast) Inc.                                                   MD
  TLC The Laser Center (Northwest) Inc.                                                   WA
  TLC The Laser Center (Pittsburgh) LLC                                                   PA
  TLC The Laser Center (Rocky Mountain) Inc.                                              CO
  TLC The Laser Center (Boca Raton) Limited Partnership                                   FL
  TLC The Laser Center (Tri-Cities) Inc.                                                  TN
  TLC The London Laser Center Inc.                                                        ON
  TLC USA LLC                                                                             DE
  TLC Winston-Salem Leasing Company, LLC                                                  NC
  Vision Corporation                                                                      ON
  TLC Whitten Laser Eye Associates, LLC                                                   ON
  Laser Vision Centers, Inc.                                                              DE
  Laservision (Europe) Limited                                                            England
  LaserVision Centres Limited                                                             England
  Laser Vision Limited                                                                    England
  Laservision Harley Street Limited                                                       England
  LVCI Holdings, Inc.                                                                     DE
  Midwest Surgical Services, Inc.                                                         MN
  LVCI Management (Ontario) Inc.                                                          ON
  Refractive Laser Partnership No. 1, LP                                                  DE
  Laser Access of Indiana, LLC                                                            IN
  Northwestern Laser Vision, LLC                                                          DE
  San Jose Refractive, LLC                                                                DE
  Wisconsin Refractive, LLC                                                               DE
  New Mexico Refractive, LLC                                                              NM
  New Vision Strategies, LLC                                                              DE
  Long Island Refractive, LLC                                                             DE
  California Refractive, LLC                                                              DE
  Edina Laser Eye Center, LLC                                                             MN
  Southeast Medical, Inc.                                                                 LA
  Valley Laser Eye Center, LLC                                                            ND
  Southern Ophthalmics, Inc.                                                              SC
  O.R. Providers, Inc.                                                                    OH
  OR Partners, Inc.                                                                       DE
  Hartford Refractive, LLC                                                                DE
  Providence Refractive, LLC                                                              DE
  Oxford Eye Surgery Center, LP                                                           MS